MID-ATLANTIC 2003
                        SUPER-COMMUNITY BANK CONFERENCE

                               November 4th 2003

FORWARD-LOOKING STATEMENT

This information may contain "forward-looking statements" either expressed or implied which are made in good faith by Chester Valley Bancorp Inc. ("CVAL"), pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements with respect to CVAL's strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business of CVAL. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.

Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause CVAL's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. CVAL does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by or on behalf of CVAL.

                                                     CHESTER VALLEY BANCORP INC.

                               COMPANY BACKGROUND

                                                     CHESTER VALLEY BANCORP INC.

ORGANIZATION HISTORY

1922-Downingtown Building and Loan Founded
1987-Initial IPO
1988-Renamed First Financial Savings Bank
1989-Converted to Thrift Holding Company
1997-Name Changed to First Financial Bank
1998-Acquired Philadelphia Corporation for Investment Services
2001-Converted to Commercial Bank Charter
2001-Approval of Bank Holding Co. and Financial Holding Co.
2001-Establishment of First Financial Investments Inc.

                                                     CHESTER VALLEY BANCORP INC.

HOLDING COMPANY STRUCTURE

                          Chester Valley Bancorp Inc.
                                  NASDAQ: CVAL

                                                 Philadelphia Corporation
         First Financial Bank                    for Investment Services

o  Commercial Bank                           o  Full Service Broker-Dealer
o  10 Full Service Offices                   o  Registered Investment Advisor
o  $598MM in Assets*                         o  2 Investment Offices
o  $399MM in Deposits*
o  First Financial Investments, Inc

*As of 9/30/03

                                                     CHESTER VALLEY BANCORP INC.

STRONG MANAGEMENT TEAM

--------------------------------------------------------------------------------
                                            YEARS IN              PRIOR
NAME                     FUNCTION          FIN. SERV.          INSTITUTIONS
--------------------------------------------------------------------------------
Donna M. Coughey     President & CEO           31         Mellon, Marine Midland
                     (CVAL & FFB)

Joseph T. Crowley    CFO & Treasurer           18         Crusader Holding Co.,
                     (CVAL & FFB)                         KPMG

Louis Denton         PCIS Chairman/CEO         20         Hopper Soliday & Co.

Mathew Kelly          PCIS President/COO       17         PNC Advisors, Mellon

Richard Bertolet     EVP - Credit Admin        35         Mellon

Colin N. Maropis     EVP - Lending             27         Sun Life of Canada

William Byrne        SVP - Lending             19         Mellon

Chris Breslin        SVP - Retail              17         First Union, Chase

Margaret Leimkuhler  SVP - CAO                 19         Keystone, Frankford

Thomas Varley        SVP - Trust               29         Glenmede, Mellon

                                                     CHESTER VALLEY BANCORP INC.
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                                  MARKETPLACE

                                                     CHESTER VALLEY BANCORP INC.

CHESTER COUNTY, PENNSYLVANIA


[GRAPHIC PENNSYLVANIA/CHESTER COUNTY OMITTED]



O IN THE TOP 20 FASTEST-GROWING COUNTIES IN THE UNITED STATES.

O CURRENTLY 166,244 HOUSEHOLDS, WITH FURTHER GROWTH OF 8.4% BY 2008.

O AVERAGE HOUSEHOLD INCOME OF $95,309 EXPECTED TO GROW NEARLY 14.5% BY 2008.


                                                 SOURCE: SNL Financial, Claritas


                                                     CHESTER VALLEY BANCORP INC.
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BRANCH LOCATIONS
Chester County, PA

                               [GRAPHIC OMITTED]

                                                               Existing Branches
                                                               Planned Locations

                                                     CHESTER VALLEY BANCORP INC.
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MARKET POSITION IN CHESTER COUNTY
AS A PERCENT OF TOTAL DEPOSITS


4th Largest of the 39 Banks Competing in Chester County

2nd Largest of the 10 Banks Headquartered in Chester County

                                  SOURCE: FDIC Summary of Deposits as of 6/30/02

                                                     CHESTER VALLEY BANCORP INC.
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                           BECOMING A COMMERCIAL BANK


                                                     CHESTER VALLEY BANCORP INC.

DRIVERS OF THE TRANSITION

o Broaden Commercial Lending Scope

o Emphasis on Business and Retail Core Deposits

o Maximize Non-interest Revenue


                                                     CHESTER VALLEY BANCORP INC.

SMALL BUSINESS COMMERCIAL
LOAN GROWTH
(IN THOUSANDS)


                                  6/30/02            6/30/03            9/30/03
                                  -------            -------            -------

Outstandings                      $6,443             $15,131            $17,911
% growth                                             134.82%              18.37%

# of loans                           181                247                 277


                                                     CHESTER VALLEY BANCORP INC.

DIVERSIFYING THE LOAN MIX


         June 30, 1996                                     June 30, 2003

[JUNE 30, 1996 GRAPHIC OMITTED]                  [JUNE 30, 2003 GRAPHIC OMITTED]


Consumer 17%                                     Consumer 22%
Commercial Business 3%                           Commercial Business 10%
Commercial R.E. 10%                              Commercial R.E. 30%
Construction 7%                                  Construction 14%
Residential 63%                                  Residential 24%

                                                     CHESTER VALLEY BANCORP INC.

RISK MANAGEMENT

We are highly focused on risk--evaluating it to ensure that it is either mitigated or well-balanced with the reward.

o  Credit Risk
   -  Strong Credit culture and policy
   -  Diversification of risks
   - Early detection system to monitor and remediate emerging substandard credits
   -  Independent review by third party

o  Interest Rate Risk
   -  Emphasis of total return
   -  Selected use of off-balance sheet hedging instruments

                                                     CHESTER VALLEY BANCORP INC.

CHECKING ACCOUNT GROWTH
(IN THOUSANDS)

                                          6/30/02       6/30/03       9/30/03
                                          -------       -------       -------

Retail Accounts                           $69,335       $78,192       $80,742
% Growth                                                 13%           3%

Business Accounts                         $31,568       $44,422       $46,340
% Growth                                                 41%           4%


                                                     CHESTER VALLEY BANCORP INC.

BUILDING CORE DEPOSITS
(IN THOUSANDS)

            JUNE 30, 1996                             JUNE 30, 2003

    [JUNE 30, 1996 GRAPHIC OMITTED]          [JUNE 30, 2003 GRAPHIC OMITTED]


CDs  61%  $138,295                           CDs  37%  $146,633
DDA/NOW  18%  $40,985                        DDA/NOW  26%  $121,734
MMA/SAV  21%  $48,926                        MMA/SAV  33%  $137,219


                                                     CHESTER VALLEY BANCORP INC.

DEPOSIT AND LOAN FEES
(IN THOUSANDS)


                               [GRAPHIC OMITTED]



CAGR 20.49%(a)

Jun-99  $1,471
Jun-00  $1,652
Jun-01  $1,723
Jun-02  $1,911
Jun-03  $2,837
Sep-02  $714
Sep-03  $771



    (a) CAGR (Compound Annual Growth Rate) is for the period 6/30/98 to 6/30/03.


                                                     CHESTER VALLEY BANCORP INC.

TACTICS

o Branch Advisory Boards

o Target marketing & relationship management

o Effective use of technology

o Comprehensive wealth management approach

                                                     CHESTER VALLEY BANCORP INC.

ADVISORY BOARDS

   New Business -- Fiscal 2003:

   o $5.0 million in commercial loans
   o $4.0 million in managed trust assets
   o $3.0 million in consumer loans
   o $3.0 million in consumer deposits
   o $1.0 million in commercial deposits

                                                     CHESTER VALLEY BANCORP INC.
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SALES CULTURE

-------------------------------------------------------------------------------
                            Actual        Actual       Actual        Projected
                            Jun-01        Jun-02       Jun-03         Jun-04
-------------------------------------------------------------------------------
Consumer Loans Closed    $18,500,000   $51,000,000   $67,000,000   $84,000,000
-------------------------------------------------------- ----------------------
Teller Referrals             650          1,556        10,713        12,000
Teller Close Ratio           n/a           21%           24%           30%
-------------------------------------------------------------------------------
Cross-sell Ratio             2.0%          2.8%          3.4%          3.6%
(Best in Class 3.9%)
-------------------------------------------------------------------------------

                                                     CHESTER VALLEY BANCORP INC.

LEVERAGING TECHNOLOGY

   o 100% Check Imaged

   o Advanced System for Targeted Marketing

   o eBank Real-Time Account Information

   o Systems Integration on Every Workstation

   o National Lock Box System

                                                     CHESTER VALLEY BANCORP INC.

CVAL WEALTH MANAGEMENT

o Focus - Personal versus Corporate Trust

o Integration of Trust and Phila. Corp Investment and Advisory Services

o Private Banking

o Segment to meet market demand


                                                     CHESTER VALLEY BANCORP INC.

TRUST & INVESTMENT SERVICES INCOME
(in thousands)


                               [GRAPHIC OMITTED]


Jun-01  $3,766
Jun-02  $3,818
Jun-03  $3,823
Sep-02  $892
Sep-03  $984


                                                     CHESTER VALLEY BANCORP INC.
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UVEST PROGRAM
(IN WHOLE DOLLARS)

                               Actual            Actual               Projected
                             Jun-02(a)           Jun-03                 Jun-04
                           -----------------------------------------------------
o Uvest Investment Sales    $2,857,000         $6,646,000            $9,000,000

o Gross Revenue                $98,432           $217,395              $350,000

o No. of Trades                    170                389                   450

o Avg. Sale per Trade          $16,805            $17,084               $20,000

o Appointments Closed              N/A                50%                   50%

o Assets under Mgt         $3,200,000        $10,200,000           $20,000,000


                                               (a) Based on 7 months of activity


                                                     CHESTER VALLEY BANCORP INC.
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FINANCIAL PERFORMANCE


                                                     CHESTER VALLEY BANCORP INC.

ASSETS
(IN MILLIONS)


                               {GRAPHIC OMITTED]

CAGR 9.17%(a)

Jun-99  $451
Jun-00  $507
Jun-01  $545
Jun-02  $566
Jun-03  $585
Sep-03  $598


    (a) CAGR (Compound Annual Growth Rate) is for the period 6/30/98 to 6/30/03.


                                                     CHESTER VALLEY BANCORP INC.
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LOANS (EXCLUDING RESIDENTIAL LOANS)
(IN MILLIONS)


                               {GRAPHIC OMITTED]


CAGR 18.57%(a)

Jun-99  $140
Jun-00  $169
Jun-01  $201
Jun-02  $243
Jun-03  $288
Sep-03  $318


    (a) CAGR (Compound Annual Growth Rate) is for the period 6/30/98 to 6/30/03.


                                                     CHESTER VALLEY BANCORP INC.

LOAN LOSS RESERVE
TO TOTAL LOANS


                               [GRAPHIC OMITTED]



                                           Peer Group Source: FDIC Statistics on
                                Depository Institution Report (National Average)


                                                     CHESTER VALLEY BANCORP INC.

NET CHARGE-OFFS TO LOANS

                              [GRAPHIC OMITTED]



                                           Peer Group Source: FDIC Statistics on
                                Depository Institution Report (National Average)


                                                     CHESTER VALLEY BANCORP INC.

NET INTEREST MARGIN


                               [GRAPHIC OMITTED]



Jun-99  3.64%
Jun-00  3.49%
Jun-01  3.19%
Jun-02  3.66%
Jun-03  3.43%
Sep-03  3.51%


                                                     CHESTER VALLEY BANCORP INC.

NON-INTEREST INCOME
(IN THOUSANDS)


                               {GRAPHIC OMITTED]


CAGR 11.53%

Jun-99  $4,915
Jun-00  $5,466
Jun-01  $5,733
Jun-02  $6,010
Jun-03  $7,098
Sep-02  $1,657
Sep-03  $1,939


                                               *Excludes Securities Gains/Losses
    (a) CAGR (Compound Annual Growth Rate) is for the period 6/30/98 to 6/30/03.


                                                     CHESTER VALLEY BANCORP INC.

EFFICIENCY RATIO


                               [GRAPHIC OMITTED]



Jun-99  65.56%
Jun-00  65.76%
Jun-01  72.37%
Jun-02  64.10%
Jun-03  68.72%
Sep-03  64.29%


                                                     CHESTER VALLEY BANCORP INC.
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NET INCOME TREND
(IN THOUSANDS)


                               [GRAPHIC OMITTED]



CAGR 7.73%(a)

Jun-99  $4,213
Jun-00  $4,557
Jun-01  $4,003
Jun-02  $5,575
Jun-03  $5,262
Sep-02  $1,465
Sep-03  $1,514


    (a) CAGR (Compound Annual Growth Rate) is for the period 6/30/98 to 6/30/03.


                                                     CHESTER VALLEY BANCORP INC.

RETURN ON AVERAGE ASSETS


                               [GRAPHIC OMITTED]


Jun-99  1.02%
Jun-00  0.94%
Jun-01  0.76%
Jun-02  1.02%
Jun-03  0.90%
Sep-02  1.00%
Sep-03  1.02%


                                                     CHESTER VALLEY BANCORP INC.

RETURN ON AVERAGE EQUITY


                               [GRAPHIC OMITTED]


Jun-98  12.0%
Jun-99  12.6%
Jun-00  13.3%
Jun-01  10.5%
Jun-02  13.2%
Jun-03  11.3%
Sep-02  13.0%
Sep-03  12.2%


                                                     CHESTER VALLEY BANCORP INC.

                                      CVAL
                               A GOOD INVESTMENT

                                                     CHESTER VALLEY BANCORP INC.

CHESTER VALLEY BANCORP INC.
HISTORICAL SHARE PRICE VS S&P 500 INDEX


                               [GRAPHIC OMITTED]



        CUMULATIVE
          RETURN       CAGR(1)
CVAL     1.169.1%       16.9%
S&P        388.4%       10.2%


Source: Bloomberg
Note: All per share amounts have been adjusted for stock dividends and stock splits.
(a) Return based on all cash dividends being reinvested into stock at the time of distribution.
(b) CAGR (Compound Annual Growth Rate) is for the period 03/27/87 to 03/27/03.


                                                     CHESTER VALLEY BANCORP INC.

CHESTER VALLEY BANCORP
FYE HISTORICAL DIVIDEND PER SHARE


                               [GRAPHIC OMITTED]


15.3% CAGR(a)

1997  $0.17
1998  $0.25
1999  $0.26
2000  $0.29
2001  $0.30
2002  $0.36
2003  $0.38


Source: SNL Financial, Bloomberg
(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/96 to 6/30/03.

                                                     CHESTER VALLEY BANCORP INC.
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                                    SUMMARY

                                                     CHESTER VALLEY BANCORP INC.

INVESTMENT HIGHLIGHTS

   o Excellent Market Demographics
   o Experienced Management Team
   o Solid Loan Quality
   o Strong Capital Position
   o Substantial Core Deposit Base


                                                     CHESTER VALLEY BANCORP INC.

INVESTMENT HIGHLIGHTS

   o NASDAQ-Listed Company (Symbol: CVAL)
   o Market Capitalization of $105.9 Million*
   o Directors and Executive Officers Own Approximately 21.30%



                                       * Price as of October 17, 2003 was $21.91


                                                     CHESTER VALLEY BANCORP INC.

                          CHESTER VALLEY BANCORP INC.